||||GOLDEN                               FLEXIBLE PREMIUM
   ||||||AMERICAN                             DEFERRED COMBINATION
  |||||||LIFE INSURANCE                       VARIABLE AND FIXED
    |||||COMPANY                              ANNUITY CONTRACT

Golden American is a stock company domiciled in Delaware.
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

This is a legal Contract between its Owner and us. Please read it carefully. In this Contract you or your refers to the Owner shown above. We, our or us refers to Golden American Life Insurance Company. You may allocate this Contract's Accumulation Value among the Variable Separate Account, the General Account and the Fixed Account shown in the Schedule.

If this Contract is in force, we will make income payments to you starting on the Annuity Commencement Date. If the Owner dies prior to the Annuity Commencement Date, we will pay a Death Benefit to the Beneficiary. The amount of such benefits is subject to the terms of this Contract.

ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE SEPARATE ACCOUNT, MAY INCREASE OR DECREASE, DEPENDING ON THE CONTRACT'S INVESTMENT RESULTS. ALL PAYMENTS AND VALUES, WHEN BASED ON THE FIXED ACCOUNT, MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE SUCH PAYMENTS AND VALUES TO INCREASE OR DECREASE.

RIGHT TO EXAMINE THIS CONTRACT: YOU MAY RETURN THIS CONTRACT TO US OR THE AGENT THROUGH WHOM YOU PURCHASED IT WITHIN 10 DAYS AFTER YOU RECEIVE IT. IF SO RETURNED, WE WILL TREAT THE CONTRACT AS THOUGH IT WERE NEVER ISSUED. UPON RECEIPT WE WILL PROMPTLY REFUND THE ACCUMULATION VALUE, ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, PLUS ANY CHARGES WE HAVE DEDUCTED AS OF THE DATE THE RETURNED CONTRACT IS RECEIVED BY US.





Customer Service Center                      Secretary: /s/Myles R. Tashman
1475 Dunwoody Drive
West Chester, PA  19380                      President: /s/Barnett Chernow
1-800-366-0066

-------------------------------------------------------------------------------
FLEXIBLE PREMIUM DEFERRED COMBINATION VARIABLE AND
FIXED ANNUITY CONTRACT - NO DIVIDENDS
Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date.
Death Benefit subject to guaranteed minimum. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-IA-1082

                                CONTRACT CONTENTS

-------------------------------------------------------------------------------

THE SCHEDULE                                     YOUR CONTRACT BENEFITS....16
  Payment and Investment Information...      3A    Cash Value Benefit.
  The Variable Separate Accounts.......      3B    Partial Withdrawal Option
  The General Account..................      3C    Proceeds Payable to the
                                                    Beneficiary
  Contract Facts.......................      3D
  Charges and Fees.....................      3E  CHOOSING AN INCOME PLAN...18
  Income Plan Factors..................      3F    Annuity Benefits
                                                   Annuity Commencement Date
                                                    Selection

IMPORTANT TERMS........................      4     Frequency Selection
                                                   The Income Plan

INTRODUCTION TO THIS CONTRACT..........      6     The Annuity Options
  The Contract                                     Payment When Named Person
                                                   Dies
  The Owner
  The Annuitant                                  OTHER IMPORTANT INFORMATION.20
  The Beneficiary                                  Sending Notice to Us
  Change of Owner or Beneficiary                   Reports to Owner
                                                   Assignment - Using this
                                                    Contract as

PREMIUM PAYMENTS AND ALLOCATION CHANGES      8     Collateral Security
  Initial Premium Payment                          Changing this Contract
  Additional Premium Payments                      Contract Changes - Applicable
                                                    Tax Law
  Your Right to Change Allocation of               Misstatement of Age or Sex
    Accumulation Value                             Non-Participating
  What Happens if a Variable Separate Account      Contestability

    Division is Not Available                      Payments We May Defer
  Restricted Funds                                 Authority to Make Agreements
  Thresholds                                       Required Note on Our
  Dollar Cap                                         Computations
  Premium Threshold
  Allocation Threshold
  Thresholds - Effect on Withdrawals
  Threshold Processing

HOW WE MEASURE THE CONTRACT'S

   ACCUMULATION VALUE.................       11
  The Variable Separate Accounts
  The General Account
  Valuation Period
  Accumulation Value
  Accumulation Value in each Division and
    Fixed Allocation
  Fixed Account
  Measurement of Investment Experience
  Charges Deducted from Accumulation Value on
    each Contract Processing Date
  Copies of any additional Riders and Endorsements are at the back of this Contract.

         THE SCHEDULE

        The Schedule gives specific facts about this Contract and its coverage. Please refer to the Schedule while reading this Contract.


GA-IA-1082                             2

                                  THE SCHEDULE

                       PAYMENT AND INVESTMENT INFORMATION
-------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                 Owner                                              |
|[THOMAS J. DOE]           [JOHN Q. DOE]                                      |
|-----------------------------------------------------------------------------|
|Annuitant's Issue Age     Annuitant's Sex         Owner's Issue Age          |
| [55]                     [MALE]                  [35]                       |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option          Annuity Commencement Date  |
|[$10,000]                 [LIFE 10-YEAR CERTAIN]  [JANUARY 1, 2026]          |
|-----------------------------------------------------------------------------|
|Contract Date             Issue Date              Residence Status           |
|[JANUARY 1, 1996]         [JANUARY 1, 1996]       [DELAWARE]                 |
|-----------------------------------------------------------------------------|
|Separate Account(s)                               Contract Number            |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]        [123456]                   |
|-----------------------------------------------------------------------------|

INITIAL INVESTMENT

Initial Premium Payment received:                    [$10,000]

Your initial Accumulation Value has been invested as follows:

                                                  Percentage of
               Divisions                        Accumulation Value
               ---------                        ------------------
            [Equity Income                             10%
             Fully Managed                             10%
         Capital Appreciation                          10%
           Rising Dividends                            10%
                Growth                                 10%
              Real Estate                              10%
             Value Equity                               5%
              Hard Assets                               5%
           Emerging Markets                             5%
            Managed Global                              5%
         Limited Maturity Bond                          5%
             Liquid Asset                               5%
           Strategic Equity                             5%
       Fixed Allocation - 1 Year                       5%]

--------------------------------        ------------------------------------

                 Total                                 100%
                 =====                                 ====


GA-IA-1082                             3A1

                                  THE SCHEDULE

-------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                 Owner                                              |
|[THOMAS J. DOE]           [JOHN Q. DOE]                                      |
|-----------------------------------------------------------------------------|
|Annuitant's Issue Age     Annuitant's Sex         Owner's Issue Age          |
| [55]                     [MALE]                  [35]                       |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option          Annuity Commencement Date  |
|[$10,000]                 [LIFE 10-YEAR CERTAIN]  [JANUARY 1, 2026]          |
|-----------------------------------------------------------------------------|
|Contract Date             Issue Date              Residence Status           |
|[JANUARY 1, 1996]         [JANUARY 1, 1996]       [DELAWARE]                 |
|-----------------------------------------------------------------------------|
|Separate Account(s)                               Contract Number            |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]        [123456]                   |
|-----------------------------------------------------------------------------|

ADDITIONAL PREMIUM PAYMENT INFORMATION

Except in the case of a Contract issued as an IRA, we will accept additional Premium Payments until either the Annuitant or Owner reaches the Attained Age of [86]. The minimum additional payment which may be made is $[500.00].

If this Contract is issued as an IRA, no contributions may be made for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional payment which may be made to a Contract issued as an IRA is $250.00.

ACCUMULATION VALUE ALLOCATION RULES

We reserve the right to impose a charge for any allocation change in excess of twelve per Contract Year. The Excess Allocation Charge is shown in the Schedule.Allocations into and out of the Guaranteed Interest Divisions are subject to restrictions (see General Account).

ALLOCATION CHANGES BY TELEPHONE

You may request allocation changes by telephone during our telephone request business hours. You may call our Customer Service Center at 1-800-366-0066 to make allocation changes by using the personal identification number you will receive. You may also mail any notice or request for allocation changes to our Customer Service Center at the address shown on the cover page.

GA-IA-1082                             3A2

                                  THE SCHEDULE

                         THE VARIABLE SEPARATE ACCOUNTS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND

Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of Delaware, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series").

  SERIES                     SERIES                         SERIES
  ------                     ------                         ------
  [All Cap                  Capital Growth                 Liquid Asset
  Equity Income             Managed Global                 Strategic Equity
  Fully Managed             Asset Allocation Growth        Research
  Value Equity              Diversified Mid-Cap            Growth
  Small Cap                 Investors                      Global Fixed Income
  Capital Appreciation      Large Cap Value                Developing World
  Rising Dividends          Real Estate                    Equity Income
  Mid-Cap Growth            Hard Assets                    Growth and Income
  Total Return              Limited Maturity Bond          Special Situations

     The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the ING Variable Insurance Trust managed by ING Investment Management.

         PORTFOLIO
         ---------
         ING Global Brand Names Fund

     The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the Prudential Series Fund, Inc. managed by Jennison Associates, LLC.

         PORTFOLIO
         ---------
         Prudential Jennison

     The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolio is a part of the Warburg Pincus Trust managed by Credit Suisse Asset Management, LLC.

         PORTFOLIO
         ---------
         International Equity
         International Growth

     The Division listed below invests in shares of the mutual fund portfolio (the "Portfolio") designated. The portfolios are a part of the PIMCO Trust managed by Pacific Investment Management Company.

         PORTFOLIO
         ---------
         PIMCO High Yield Bond
         PIMCO StocksPlus Growth & Income]

GA-IA-1082                             3B

                                  THE SCHEDULE
                               THE GENERAL ACCOUNT
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

GENERAL ACCOUNT

[Guaranteed Interest Division
A Guaranteed Interest Division provides an annual minimum interest rate of 3%. At our sole discretion, we may periodically declare higher interest rates for specific Guarantee Periods. Such rates will apply to periods following the date of declaration. Any declaration will be by class and will be based on our future expectations.

Limitations of Allocations
We reserve the right to restrict allocations into and out of the General Account. Such limits may be dollar restrictions on allocations into the General Account or we may restrict reallocations into the General Account.

Transfers from a Guaranteed Interest Division
We currently require that an amount allocated to a Guarantee Period not be transferred until the Maturity Date, except pursuant to our published rules. We reserve the right not to allow amounts previously transferred from a Guaranteed Interest Division to the Variable Separate Account Divisions or to a Fixed Allocation to be transferred back to a Guaranteed Interest Division for a period of at least six months from the date of transfer.]

GA-IA-1082                             3C

                                 THE SCHEDULE (STANDARD)
                                 CONTRACT FACTS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Division
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Contract Year.

To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:
  (1) Earnings;
  (2) The Free Amount;
  (3) Premium Payments made [four] or more years prior to the withdrawal; and,
  (4) Premium Payments made less than [four] years prior to withdrawal.

Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

Conventional Partial Withdrawals
Minimum Withdrawal Amount:       $100

The maximum amount that can be taken as a Conventional Partial Withdrawal each Contract Year without being considered an Excess Partial Withdrawal is the greater of:

     (1) Earnings (defined below) not previously withdrawn, but not less than zero; and
     (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

GA-IA-1082                             3D1

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

Maximum Withdrawal Amounts:

 Variable Separate Account Divisions: .833% of Premium Payments monthly,
                                      2.5% of Premium Payments
                                      quarterly or 10% of Premium Payments
                                      annually

 Fixed Allocations and
 Guaranteed Interest Divisions:       Interest earned on a Fixed Allocation
                                      or Guaranteed Interest
                                      Division for the prior month, quarter
                                      or year (depending on the
                                      frequency selected).

The Maximum Withdrawal Amount Available as a Systematic Partial Withdrawal is 10% of Premium Payment not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

IRA Partial Withdrawals for Qualified Plans Only
Partial Withdrawals may be taken from a Contract issued as IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial
Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

The Death Benefit is the greatest of (i), (ii) and (iii) below, where:
     (i)    is the Accumulation Value;
     (ii)   is the Guaranteed Death Benefit;
     (iii)  is the Cash Surrender Value.

GA-IA-1082                             3D2

                                  THE SCHEDULE
                                CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

GUARANTEED DEATH BENEFIT

The Guaranteed Death Benefit for the Contract is equal to the sum of I and II below.
     I.  The Guaranteed Death Benefit Base for non-Special Funds
     II. The Accumulation Value allocated to Special Funds

On the Contract Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

(1) Start with the Guaranteed Death Benefit Base for non-Special Funds from the prior Valuation Date.
(2) Add any additional premiums paid and allocated to non-Special Funds during the current Valuation Period to (1).
(3) Adjust (2) for any transfers to or from Special Funds during the current Valuation Period.
(4) Subtract from (3) any Prorata Partial Withdrawal Adjustments for any Partial Withdrawal made from non-Special
         Funds during the current Valuation Period.

The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special
Funds and the net Accumulation Value transferred.

Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

GA-IA-1082                             3D3

                                  THE SCHEDULE
                                CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|


SPECIAL FUNDS

Where used in this Contract, Special Funds are [the Liquid Asset Division, the Limited Maturity Bond Division, the Fixed Allocations and the Guaranteed Interest Division]. We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassification will apply to amounts transferred or otherwise added to such Division after the date of change. We may reduce the Mortality and Expense Risk Charge (if applicable) for that portion of the Contract invested in a Special Fund.

PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a Death Benefit component for a partial withdrawal is equal to
(1) divided by (2) multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and
(3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to amounts in the Special and non-Special Funds.

CHANGE OF OWNER

A change of Owner will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the Owner's or the oldest of multiple Owner's Attained Age at the time of the change is less than [86], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply.

If any Owner's or oldest multiple Owner's Attained Age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.

GA-IA-1082                             3D4

                                  THE SCHEDULE
                                CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:

(a) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account in the same proportion as the Accumulation Value in each Division bears to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.

(b) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

(c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions if this Contract elects to continue the Contract as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
Distributions from a Contract funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20].

GA-IA-1082                             3D5

                                THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

OPTIONAL BENEFIT RIDERS - [None.]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

Minimum Fixed Allocation
The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

Minimum Guaranteed Interest Rate - [3%.]

Guarantee Periods
We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

Index Rate
The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-IA-1082                             3D6

                                  THE SCHEDULE
                                CHARGES AND FEES
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

DEDUCTIONS FROM PREMIUMS

None

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
None

Administrative Charge
We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period.

At the time of deduction, this charge will be waived if:
  (1) The Accumulation Value is at least $100,000; or
  (2) The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge
Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

Surrender Charge
A Surrender Charge is imposed as a percentage of unliquidated premium if the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

          Complete Years Elapsed                     Surrender
           Since Premium Payment                      Charges
          ----------------------                     ---------
                     [0                                  6%
                     1                                   5%
                     2                                   4%
                     3                                   3%
                     4+                                 0%]


Surrender of the Contract is permitted at or before the commencement of Annuity Payments.

GA-IA-1082                             3E1

                                  THE SCHEDULE
                               CHARGES AND FEES (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions
Mortality and Expense Risk Charge - We deduct a charge from the assets in each
---------------------------------
Variable Separate Account Division on a daily basis of not more than [0.004558]% (equivalent to an annual maximum rate of [1.65]%) for mortality and expense risks. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

Asset Based Administrative Charge - We deduct a charge of not more than
---------------------------------
[0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Values.

CHARGE DEDUCTION DIVISION

If elected by you, all charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].


GA-IA-1082                             3E2

                                  THE SCHEDULE
                               INCOME PLAN FACTORS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

 Fixed Period     Monthly   Fixed Period     Monthly   Fixed Period   Monthly
    of Years      Income       of Years      Income       of Years    Income


   [5              17.95          14          7.28           23         5.00
   6               15.18          15          6.89           24         4.85
   7               13.20          16          6.54           25         4.72
   8               11.71          17          6.24           26         4.60
   9               10.56          18          5.98           27         4.49
   10                9.64         19          5.74           28         4.38
   11                8.88         20          5.53           29         4.28
   12                8.26         21          5.33           30        4.19]
   13                7.73         22          5.16



                            TABLE FOR INCOME FOR LIFE

               Male/Female            Male/Female             Male/Female
   Age      10 Years Certain       20 Years Certain          Refund Certain


[50            $4.06/3.83             $3.96/3.77              $3.93/3.75
55              4.43/4.14              4.25/4.05               4.25/4.03
60              4.90/4.56              4.57/4.37               4.66/4.40
65              5.51/5.10              4.90/4.73               5.12/4.83
70              6.26/5.81              5.18/5.07               5.76/5.42
75              7.11/6.70              5.38/5.33               6.58/6.19
80              7.99/7.70              5.48/5.46               7.69/7.21
85              8.72/8.59              5.52/5.51               8.72/8.59
90              9.23/9.18              5.53/5.53            10.63/10.53]




GA-IA-1082                             3F

                                 IMPORTANT TERMS
-----------------------------------------------------------------------------
ACCUMULATION VALUE - The amount that a Contract provides for investment at any time. Initially, this amount is equal to the premium paid.

ANNUITANT - The person designated by the Owner to be the measuring life in determining Annuity Payments.

ANNUITY COMMENCEMENT DATE - For each Contract, the date on which Annuity Payments begin.

ANNUITY OPTIONS - Options the Owner selects that determine the form and amount of Annuity Payments.

ANNUITY PAYMENT - The periodic payment an Owner receives.

ATTAINED AGE - The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

BENEFICIARY - The person designated to receive benefits in the case of the death of the Owner.

BUSINESS DAY - Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of federal holidays, or any day on which the Securities and Exchange Commission ("SEC") requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE - The amount the Owner receives upon surrender of the Contract.

CHARGE DEDUCTION DIVISION - The Division from which all charges are deducted if so designated or elected by the Owner.

CONTINGENT ANNUITANT - The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ANNIVERSARY - The anniversary of the Contract Date.

CONTRACT DATE - The date we received the initial premium and upon which we begin determining the Contract values. It may not be the same as the Contract Issue Date. This date is used to determine Contract months, processing dates, years, and anniversaries.

CONTRACT ISSUE DATE - The date the Contract is issued at our Customer Service Center.

CONTRACT PROCESSING DATES - The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation
Date, it will be on the next succeeding Valuation Date. The Contract Processing Date will be on the Contract Anniversary of each year.

CONTRACT PROCESSING PERIOD - The period between successive Contract Processing Dates unless it is the first Contract Processing Period. In that case, it is the period from the Contract Date to the first Contract Processing
Date.

CONTRACT YEAR - The period between Contract Anniversaries.

GA-IA-1082                             4

------------------------------------------------------------------------------

EXPERIENCE FACTOR - The factor which reflects the investment experience of the portfolio in which a Variable Separate Account Division invests and also reflects the charges assessed against the Division for a Valuation Period.

FIXED ACCOUNT - This is the Separate Account established to support Fixed Allocations.

FIXEDALLOCATION - An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEE PERIOD - The period of years a rate of interest is guaranteed to be credited to a Fixed Allocation or allocations to a Guaranteed Interest Division.

GUARANTEED INTEREST DIVISION - An investment option available in the General Account, an account which contains all of our assets other than those held in our Separate Accounts.

GUARANTEED INTEREST RATE - The effective annual interest rate which we will credit for a specified Guarantee Period.

GUARANTEED MINIMUM INTEREST RATE - The minimum interest rate which can be declared by us for Fixed Allocations or allocations to a Guaranteed Interest Division.

INDEX OF INVESTMENT EXPERIENCE - The index that measures the performance of a Variable Separate Account Division.

INITIAL PREMIUM - The payment amount required to put each Contract in effect.

ISSUE AGE - The Annuitant's or Owner's age on the last birthday on or before the Contract Date.

MARKET VALUE ADJUSTMENT - A positive or negative adjustment to a Fixed Allocation. It may apply if all or part of a Fixed Allocation is withdrawn, transferred, or applied to an Annuity Option prior to the end of the Guarantee Period.

MATURITY DATE - The date on which a Guarantee Period matures.

OWNER- The person who owns a Contract and is entitled to exercise all rights of the Contract. This person's death also initiates payment of the Death
Benefit.

RIDERS - Riders add provisions or change the terms of the Contract.

SPECIALLY DESIGNATED DIVISION - Distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated to this Division unless you specify otherwise.

VALUATION DATE - The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD - Each business day together with any non-business days before it.

VARIABLE SEPARATE ACCOUNT DIVISION - An investment option available in the Variable Separate Account shown in the Schedule.

GA-IA-1082                             5

                          INTRODUCTION TO THIS CONTRACT
-------------------------------------------------------------------------------

THE CONTRACT

This is a legal contract between you and us. We provide benefits as stated in this Contract. In return, you supply us with the Initial Premium Payment required to put this Contract in effect.

This Contract, together with any attached application, Riders or Endorsements, constitutes the entire Contract. Riders and Endorsements add provisions or change the terms of the basic Contract.

THE OWNER

You are the Owner of this Contract. You are also the Annuitant unless another Annuitant has been named by you and is shown in the Schedule. You have the rights and options described in this Contract, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

One or more people may own this Contract. If there are multiple Owners named, the age of the oldest Owner will be used to determine the applicable Death Benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the Death Benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the Death Benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable Death Benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the Annuity Commencement Date, the surviving Owner(s) will be deemed as the Beneficiary(ies).

THE ANNUITANT

The Annuitant is the measuring life of the Annuity Benefits provided under this Contract. You may name a Contingent Annuitant. The Annuitant may not be changed during the Annuitant's lifetime.

If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person.
If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as an Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Proceeds Payable to the Beneficiary for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case the Death Benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.

GA-IA-1082                             6

------------------------------------------------------------------------------

One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise the rights and options under this Contract.

CHANGE OF OWNER OR BENEFICIARY

During your lifetime and while this Contract is in effect, you can transfer ownership of this Contract or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A Change of Owner may affect the amount of Death Benefit payable under this Contract.
See Proceeds Payable to Beneficiary.

GA-IA-1082                             7

                     PREMIUM PAYMENTS AND ALLOCATION CHANGES
------------------------------------------------------------------------------

INITIAL PREMIUM PAYMENT

The Initial Premium Payment is required to put this Contract in effect. The amount of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENTS

You may make additional Premium Payments under this Contract after the end of the Right to Examine period. Restrictions on additional Premium Payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional Premium Payments.

As of the date we receive and accept your additional Premium Payment:

     (1) The Accumulation Value will increase by the amount of the Premium Payment less any premium deductions as shown in the Schedule.

     (2) The increase in the Accumulation Value will be allocated among the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account in proportion to the amount of Accumulation Value in each Division or Fixed Allocation.

Where to Make Payments
Remit the Premium Payments to our Customer Service Center at the address shown on the cover page. On request we will give you a receipt signed by our treasurer.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

You may change the allocation of the Accumulation Value among the Divisions and Fixed Allocations after the end of the Right to Examine period. Allocation changes in excess of twelve in any Contract Year are subject to the Excess Allocation Charge as stated in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account are shown in the Schedule. An allocation from the Fixed Account may be subject to a Market Value Adjustment. See the Schedule.

WHAT HAPPENS IF A VARIABLE SEPARATE ACCOUNT DIVISION IS NOT AVAILABLE

When a distribution is made from an investment portfolio supporting a unit investment trust Separate Account Division in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocations permitted.

GA-IA-1082                             8

------------------------------------------------------------------------------

RESTRICTED FUNDS

Restricted Funds are subject to limits as to amounts which may be invested or transferred into such Divisions. The designation of a Division as a Restricted Fund may be changed upon 30 days notice to the Owner with regard to future transfers and Premium Payments into such Division. When a new Division is made available it may be designated as a Restricted Fund. If so designated, the rules regarding its restrictions will be sent to the Owner. Restricted Funds available under this Contract, if any, as well as applicable total Contract limits, are shown in the Schedule.

THRESHOLDS

Each Restricted Fund has one or more thresholds at which point no further amounts may be allocated to that Division. Compliance with a threshold is verified whenever there is a transaction initiated which is subject to such threshold (Premium Payments, transfers, withdrawals). A threshold is applied to the total Accumulation Value of each Restricted Fund. Thresholds may be changed by the Company for new premiums, transfers or withdrawals by Restricted Fund upon 30 day notice.

DOLLAR CAP

The Dollar Cap is the dollar amount at which no further Accumulation Value may be added to Restricted Funds.

PREMIUM THRESHOLD

The threshold for premium by Restricted Fund limits the amount of any premium which may be allocated to that Division. Should a request for allocation to a Restricted Fund exceed the limit in effect for that Division or for the Contract, any excess over that amount shall be allocated prorata to any non-Restricted Fund(s) in which the Contract is then invested. Should the Contract not be invested in other non-Restricted Funds, the excess will be invested in the Specially Designated Division unless we receive written instructions to do otherwise. Premium allocations must also satisfy the Allocation Threshold.

ALLOCATION THRESHOLD

Allocations into a Restricted Fund are limited to that amount such that the Accumulation Value in that Restricted Fund after such allocation does not exceed the threshold for that Division and does not cause the Contract's total limit on allocation to Restricted Funds to be exceeded. If the amount of an allocation would cause either limit to be exceeded, the allocation will only be executed to the extent the lower limit would allow.

Allocations from a Restricted Fund will be allowed even if the amount remaining in the Restricted Fund after an allocation exceeds the Allocation Threshold. If a program of allocations over time is authorized by us, verification of the threshold will be performed at the initiation of such program. If such program is modified at a later date, a testing of thresholds will be done at that time.

GA-IA-1082                             9

-------------------------------------------------------------------------------

THRESHOLDS - EFFECT ON WITHDRAWALS

If a withdrawal is requested while any Accumulation Value is allocated to Restricted Funds and the Allocation Threshold percentage is currently exceeded, the percentage for funds invested in Restricted Funds for the total Contract, after taking into account the withdrawal, may not be higher than prior to the withdrawal. Should the calculated effect of a withdrawal result in the total Contract threshold being exceeded, the excess portion of the withdrawal will be processed prorata from all variable Divisions. Systematic withdrawals, while the Contract has investments in Restricted Funds, if not withdrawn prorata from all Divisions, shall be monitored annually to assure threshold compliance. Should the effect of such withdrawals cause a Restricted Fund to exceed its threshold, the Divisions from which the withdrawals are processed may be adjusted to assure that the percentage of Accumulation Value in the Restricted Funds does not increase.

THRESHOLD PROCESSING

For the purpose of calculating any thresholds, the values for the Divisions will be determined using the prior day's closing Index of Investment Experience.

GA-IA-1082                             10

                HOW WE MEASURE THE CONTRACT'S ACCUMULATION VALUE
-------------------------------------------------------------------------------

The variable Annuity Benefits under this Contract are provided through investments which may be made in our Separate Accounts.

THE VARIABLE SEPARATE ACCOUNTS

These accounts, which are designated in the Schedule, are kept separate from ournGeneral Account and any other Separate Accounts we may have.
They are used to support Variable Annuity Contracts and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct; but, we may transfer to our General Account assets which exceed the reserves and other liabilities of the Variable Separate Accounts. Income and realized and unrealized gains or losses from assets in these Variable Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

The Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for this Contract's purposes. The Variable Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. The Variable Separate Account is also governed by state law as designated in the Schedule. The trusts may offer non-registered series.

Variable Separate Account Divisions
A unit investment trust Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

Changes within the Variable Separate Accounts
We may, from time to time, make additional Variable Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for this Contract. We also have the right to eliminate Divisions from a Variable Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purpose of this Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We will obtain any required regulatory approvals before making such a substitution.

Subject to any required regulatory approvals, we reserve the right to transfer assets of the Variable Separate Account which we determine to be associated with the class of contracts to which this Contract belongs, to another Variable Separate Account or Division.

When permitted by law, we reserve the right to:

     (1) deregister a Variable Separate Account under the Investment Company Act of 1940;
     (2) operate a Variable Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;
     (3) operate a Variable Separate Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a managed Variable Separate Account;
     (4) restrict or eliminate any voting rights of Owners, or other persons who have voting rights to a Variable Separate Account; and
     (5) combine a Variable Separate Account with other Variable
         Separate Accounts.


GA-IA-1082                             11

------------------------------------------------------------------------------

THE GENERAL ACCOUNT

The General Account contains all assets of the Company other than those in the Separate Accounts we establish. The Guaranteed Interest Divisions available for investment are shown in the Schedule. We may, from time to time, offer other Divisions where assets are held in our General Account.

VALUATION PERIOD

Each Division and Fixed Allocation will be valued at the end of each Valuation Period on a Valuation Date. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

The Accumulation Value of this Contract is the sum of the amounts in each of the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account. You select the Divisions of the Variable Separate Account, General Account and the Fixed Allocations to the Fixed Account to which to allocate the Accumulation Value.

ACCUMULATION VALUE IN EACH DIVISION AND FIXED ALLOCATION

On the Contract Date
On the Contract Date, the Accumulation Value is allocated to each Division and Fixed Allocation as elected by you, subject to certain terms and conditions imposed by us. We reserve the right to allocate premium to the Specially Designated Division during any Right to Examine period. After such time, allocation will be made proportionately in accordance with the initial allocation(s) as elected by you.

On each Valuation Date
At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division and Fixed Allocation will be calculated as follows:

     (1) We take the Accumulation Value in the Division or Fixed Allocation at the end of the preceding Valuation Period.
     (2) We multiply (1) by the Variable Separate Account Division's Net Rate of Return for the current Valuation Period or we calculate the interest to be credited to a Fixed Allocation or to a Guaranteed Interest Division for the current Valuation Period.
     (3) We add (1) and (2).
     (4) We add to (3) any additional Premium Payments (less any premium deductions as shown in the Schedule) allocated to the Division or Fixed Allocation during the current Valuation Period.
     (5) We add or subtract allocations to or from that Division or Fixed Allocation during the current Valuation Period.
     (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division or Fixed Allocation during the current Valuation Period.
     (7) We subtract from (6) the amounts allocated to that Division or Fixed Allocation for: (a) any charges due for the Optional Benefit Riders as shown in the Schedule; (b) any deductions from Accumulation Value as shown in the Schedule.

All amounts in (7) are allocated to each Division or Fixed Allocation in the proportion that (6) bears to the Accumulation Value unless the Charge Deduction Division has been specified (see the Schedule).

GA-IA-1082                             12

-------------------------------------------------------------------------------

FIXED ACCOUNT

The Fixed Account is a Separate Account under state insurance law and is not required to be registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Fixed Account includes various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Period or Periods you select. We reset the interest rates for new Fixed Allocations periodically based on our sole discretion.

Guarantee Periods
Each Fixed Allocation is guaranteed an interest rate or rates for a Guarantee Period. The Guaranteed Interest Rates for a Fixed Allocation are effective for the entire period. The Maturity Date of a Guarantee Period will be on the last day of the calendar month in which the Guarantee Period ends. Withdrawals and transfers made during a Guarantee Period may be subject to a Market Value Adjustment unless made within thirty days prior to the Maturity Date.

Upon the expiry of a Guarantee Period, we will transfer the Accumulation Value of the expiring Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period, unless you select another period prior to a Maturity Date. We will notify you at least thirty days prior to a Maturity Date of your options for renewal. If the period remaining from the expiry of the previous Guarantee Period to the Annuity Commencement Date is less than the period you have elected or the period expiring, the next shortest period then available that will not extend beyond the Annuity Commencement Date will be offered to you. If a period is not available, the Accumulation Value will be transferred to the Specially Designated Division.

We will declare Guaranteed Interest Rates for the then available Fixed Allocation Guarantee Periods. These interest rates are based solely on our expectation as to our future earnings. Declared Guaranteed Interest Rates are subject to change at any time prior to application to specific Fixed Allocations, although in no event will the rates be less than the Minimum Guaranteed Interest Rate (see the Schedule).

Market Value Adjustments
A Market Value Adjustment will be applied to a Fixed Allocation upon withdrawal, transfer or application to an Income Plan if made more than thirty days prior to such Fixed Allocation's Maturity Date, except on Systematic Partial Withdrawals and IRA Partial Withdrawals. The Market Value Adjustment is applied to each Fixed Allocation separately.

The Market Value Adjustment is determined by multiplying the amount of the Accumulation Value withdrawn, transferred or applied to an Income Plan by the following factor:

                            1  +  I                N/365
                      ------------------------
                        1  +  J  +  .0050            -  1

Where I is the Index Rate for a Fixed Allocation on the first day of the applicable Guarantee Period; J is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years rounded up to the next full year) remaining in the Guarantee Period at the time of calculation; and N is the remaining number of days in the Guarantee Period at the time of calculation. (The Index Rate is described in the Schedule.)

Market Value Adjustments will be applied as follows:

     (1) The Market Value Adjustment will be applied to the amount withdrawn before deduction of any applicable Surrender Charge.

     (2) For a Partial Withdrawal, partial transfer or in the case where a portion of an allocation is applied to an Income Plan, the Market Value
         Adjustment will be calculated on the total amount that must be withdrawn, transferred or applied to an Income Plan in order to provide the amount requested.

GA-IA-1082                             13

-------------------------------------------------------------------------------

(1) If the Market Value Adjustment is negative, it will be assessed first against any remaining Accumulation Value in the particular Fixed Allocation. Any remaining Market Value Adjustment will be applied against the amount withdrawn, transferred or applied to an Income Plan.

(2) If the Market Value Adjustment is positive, it will be credited to any remaining Accumulation Value in the particular Fixed Allocation. If a cash surrender, full transfer or full application to an Income Plan has been requested, the Market Value Adjustment is added to the amount withdrawn, transferred or applied to an Income Plan.

MEASUREMENT OF INVESTMENT EXPERIENCE

Index of Investment Experience
The Investment Experience of a Variable Separate Account Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

How We Determine the Experience Factor
For Divisions of a unit investment trust Separate Account the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

     (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.
     (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.
     (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.
     (4) We subtract the daily Mortality and Expense Risk Charge for each Division described in the Schedule for each day in the Valuation Period.
     (5) We subtract the daily Asset Based Administrative Charge described in the Schedule for each day in the Valuation Period.

Calculations for Divisions investing in unit investment trusts are on a per unit basis.

Net Rate of Return for a Variable Separate Account Division
The Net Rate of Return for a Variable Separate Account Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

Interest Credited to a Guaranteed Interest Division
Accumulation Value allocated to a Guaranteed Interest Division will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until the Maturity Date of that Guarantee Period. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.

GA-IA-1082                             14

-------------------------------------------------------------------------------

Interest Credited to a Fixed Allocation
A Fixed Allocation will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until that Fixed Allocation's Maturity Date. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate.

We periodically declare Guaranteed Interest Rates for then available Guarantee Periods. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CONTRACT PROCESSING DATE

Expense charges and fees are shown in the Schedule.

Charge Deduction Division Option
We will deduct all charges against the Accumulation Value of this Contract from the Charge Deduction Division if you elected this option on the application (see the Schedule). If you did not elect this Option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

     (1) If these charges are less than the Accumulation Value in the Variable Separate Account Divisions, they will be deducted proportionately from all Divisions.

     (2) If these charges exceed the Accumulation Value in the Variable Separate Account Divisions, any excess over such value will be deducted proportionately from any Fixed Allocations and Guaranteed Interest Divisions.

Any charges taken from the Fixed Account or the General Account will be taken from the Fixed Allocations and the Guaranteed Interest Divisions starting with the Guarantee Period nearest its Maturity Date until such charges have been paid.

At any time while this Contract is in effect, you may change your election of this Option. To do this you must send us a written request to our Customer Service Center. Any change will take effect within seven days of the date we receive your request.

GA-IA-1082                             15

                             YOUR CONTRACT BENEFITS
------------------------------------------------------------------------------

While this Contract is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

Cash Surrender Value
The Cash Surrender Value, while the Annuitant is living and before the Annuity Commencement Date, is determined as follows:

     (1) We take the Contract's Accumulation Value;
     (2) We adjust for any applicable Market Value Adjustment;
     (3) We deduct any Surrender Charges;
     (4) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including:

         (a) any administrative charge that has not yet been deducted;
         (b) the prorata part of any charges for Optional Benefit Riders; and
         (c) any applicable premium or other tax.

Cancelling to Receive the Cash Surrender Value
At any time while the Annuitant is living and before the Annuity Commencement Date, you may surrender this Contract to us. To do this, you must return this Contract with a signed request for cancellation to our Customer Service Center.

The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Contract and your signed request in our Customer Service Center. All benefits under this Contract will then end.

We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

After the Contract Date, you may make Partial Withdrawals. Partial Withdrawals may be subject to a Partial Withdrawal Charge (see the Schedule). The minimum amount that may be withdrawn is shown in the Schedule. The maximum amount that may be withdrawn without Surrender Charge is shown in the Schedule. To take a Partial Withdrawal, you must provide us satisfactory notice at our Customer Service Center.

PROCEEDS PAYABLE TO THE BENEFICIARY

Prior to the Annuity Commencement Date
If the sole Owner dies prior to the Annuity Commencement Date, we will pay the Beneficiary the Death Benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the Death Benefit. We will pay the amount on receipt of due proof of the Owner's death at our Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the Death Benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one Death Benefit is payable under this Contract. In all events, distributions under the Contract must be made as required by applicable law.

GA-IA-1082                             16

-------------------------------------------------------------------------------

How to Claim Payments to Beneficiary
We must receive proof of the Owner's (or the Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the Death Benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

GA-IA-1082                             17

                             CHOOSING AN INCOME PLAN
-------------------------------------------------------------------------------

ANNUITY BENEFITS

If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner. We will make these payments under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Annuity Option by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Option 2 on a 10-year period certain basis will become effective. The amounts of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (see Payments We May Defer). Before we pay any Annuity Benefits, we require the return of this Contract. If this Contract has been lost, we require the applicable lost Contract form.

ANNUITY COMMENCEMENT DATE SELECTION

You select the Annuity Commencement Date. You may select any date following the fifth Contract Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

You may choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

While this Contract is in effect and before the Annuity Commencement Date, you may choose one or more Annuity Options for the payment of Death Benefit proceeds. If, at the time of the Owner's death, no Option has been chosen for paying the Death Benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

Our approval is needed for any Option where:

     (1) the person named to receive payment is other than the Owner or Beneficiary; or
     (2) the person named is not a natural person, such as a corporation; or
     (3) any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

There are four Options to choose from.  They are:

Option 1.  Income for a Fixed Period
Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income for Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.

GA-IA-1082                             18

-------------------------------------------------------------------------------

Option 2.  Income for Life
Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death.

We guarantee each payment will be at least the amount shown in the Schedule. By age, we mean the named person's age on his or her nearest birthday before the Option's effective date. Amounts for ages not shown are available on request.

Option 3.  Joint Life Income
This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of this Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

Option 4.  Annuity Plan
Payment may be made under any other method mutually agreed upon by you and us.

The minimum rates for Option 1 are based on 3% interest, compounded annually. The minimum rates for Options 2 and 3 are based on 3% interest, compounded annually, and the Annuity 2000 Mortality Table. We may pay a higher rate at our discretion.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:

     (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued.
     (2) For Option 3, no amounts are payable after both named persons have died.
     (3) For Option 4, the annuity agreement will state the amount due, if any.

GA-IA-1082                             19

                           OTHER IMPORTANT INFORMATION
------------------------------------------------------------------------------

SENDING NOTICE TO US

Whenever written notice is required, send it to our Customer Service Center. The address of our Customer Service Center is shown on the cover page. Please include your Contract number in all correspondence.

REPORTS TO OWNER

We will send you a report at least once during each Contract Year. The report will show the Accumulation Value and the Cash Surrender Value as of the end of the Contract Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any information that may be currently required by the insurance supervisory official of the jurisdiction in which the Contract is delivered.

We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Variable Separate Account invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

ASSIGNMENT - USING THIS CONTRACT AS COLLATERAL SECURITY

You can assign this Contract as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's right are subject to the terms of the assignment. To make or release an assignment, we must receive written notice satisfactory to us, at our Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CONTRACT

This Contract or any additional benefit riders may be changed to another annuity plan according to our rules at the time of the change.

CONTRACT CHANGES - APPLICABLE TAX LAW

We reserve the right to make changes in this Contract or its Riders to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

If an age or sex has been misstated, the amounts payable or benefits provided by this Contract will be those that the Premium Payment made would have bought at the correct age or sex.

NON-PARTICIPATING

This Contract does not participate in the divisible surplus of Golden American Life Insurance Company.

GA-IA-1082                             20

-------------------------------------------------------------------------------

CONTESTABILITY

This Contract is incontestable from its date of issue.

PAYMENTS WE MAY DEFER

We may not be able to determine the value of the assets of the Variable Separate Account Divisions because:
     (1) The NYSE is closed for trading;
     (2) the SEC determines that a state of emergency exists;
     (3) an order or pronouncement of the SEC permits a delay for the protection of Owners; or
     (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

During such times, as to amounts allocated to the Divisions of the Variable Separate Account, we may delay;
     (1) determination and payment of the Cash Surrender Value;
     (2) determination and payment of any Death Benefit if death occurs before the Annuity Commencement Date;
     (3) allocation changes of the Accumulation Value; or,
     (4) application of the Accumulation Value under an income plan.

As to the amounts allocated to a Guaranteed Interest Division in the General Account and as to amounts allocated to Fixed Allocations of the Fixed Account, we may, at any time, defer payment of the Cash Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 3.00% a year on any Cash Surrender Value payment derived from the Fixed Allocations or the Guaranteed Interest Divisions that we defer 30 days or more.

AUTHORITY TO MAKE AGREEMENTS

All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can:

     (1) change any of this Contract's terms;
     (2) extend the time for Premium Payments; or
     (3) make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

We have filed a detailed statement of our computations with the insurance supervisory official in the jurisdiction where this Contract is delivered. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.

GA-IA-1082                             21

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT - NO DIVIDENDS
-------------------------------------------------------------------------------
Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death Benefit subject to guaranteed minimum. Partial Withdrawal Option. Non-participating. Investment results reflected in values.

GA-IA-1082

                                 THE SCHEDULE (7% DB)
                                 CONTRACT FACTS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|
CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Division
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Contract Year.

To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:
    (1) Earnings;
    (2) The Free Amount;
    (3) Premium Payments made [four] or more years prior to the withdrawal; and,
    (4) Premium Payments made less than [four] years prior to withdrawal.

Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

Conventional Partial Withdrawals
Minimum Withdrawal Amount: $100

The maximum amount that can be taken as a Conventional Partial Withdrawal each Contract Year without being considered an Excess Partial Withdrawal is the greater of:

     (1) Earnings (defined below) not previously withdrawn, but not less than zero; and
     (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

GA-IA-1082                             3D1

                               THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

Maximum Withdrawal Amounts:

 Variable Separate Account Divisions:     .833% of Premium Payments monthly,
                                           2.5% of Premium Payments
                                           quarterly or 10% of Premium Payments
                                           Annually.

 Fixed Allocations and
 Guaranteed Interest Divisions:           Interest earned on a Fixed Allocation
                                          or Guaranteed Interest
                                          Division for the prior month,
                                          quarter or year (depending on the
                                          frequency selected).

The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Withdrawal in Excess of Earnings and the Free Amount may be subject to a Surrender Charge.

IRA Partial Withdrawals for Qualified Plans Only
Partial Withdrawals may be taken from a Contract issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

The Death Benefit is the greatest of (i), (ii), (iii) and (iv) below, where:
    (i)   is the Accumulation Value;
    (ii) is the lesser of (a) and (b), where (a) is the Guaranteed Death Benefit and (b) is the Maximum Guaranteed
          Death Benefit;
    (iii) is the Cash Surrender Value; and
    (iv)  is the Minimum Death Benefit.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit shall be the sum of the following:

     1.  The Accumulation Value allocated to Special Funds; and
     2.  Adjusted Premium for non-Special Funds.

GA-IA-1082                             3D2

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Adjusted Premium for non-Special Funds shall mean all premium allocated to non-Special Funds, plus an adjustment for any amounts transferred to non-Special Funds, less a prorata adjustment for any amounts transferred or withdrawn from non-Special Funds. The amount of the prorata adjustment will equal (a) times (b) divided by (c), where: (a) is the Adjusted Premium for non-Special Funds prior to the transfer or withdrawal; (b) is the Accumulation Value of the transfer or withdrawal; and (c) is the Accumulation Value allocated to non-Special Funds before the transfer or withdrawal. Adjusted Premium for Special Funds has the same definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds increase the Adjusted Premium for non-Special Funds by the lesser of the reduction of the Adjusted Premium for Special Funds and net Accumulation Value transferred. Transfers from non-Special Funds increase the Adjusted Premium for Special Funds by the reduction in the Adjusted Premium for non-Special Funds.

GUARANTEED DEATH BENEFIT

The Guaranteed Death Benefit for the Contract is equal to the sum of I and II below.
    I.  The Guaranteed Death Benefit Base for non-Special Funds.
    II. The Accumulation Value allocated to Special Funds.

On the Contract Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium, if applicable, allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

    (1)  Start with the Guaranteed Death Benefit Base for non-Special
         Funds on the prior Valuation Date.
    (2) Calculate interest on (1) for the current Valuation Period at the Guaranteed Death Benefit Interest Rate for non-Special Funds.
    (3)  Add (1) and (2).
    (4) Add to (3) any additional premiums allocated to non-Special Funds during the current Valuation Period.
    (5) Add to (or subtract from) (4) adjustments for transfers from (to) Special Funds made during the Valuation Period.
    (6) Subtract from (5) the amount of any Special Partial Withdrawal Adjustments and Prorata Partial Withdrawal Adjustments for any partial withdrawals made from non-Special Funds during the current Valuation Period.

The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special
Funds and the net Accumulation Value transferred.

GA-IA-1082                             3D3

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

GUARANTEED DEATH BENEFIT INTEREST RATE

The Guaranteed Death Benefit Interest Rate is [7%] compounded annually, except:

(a) For any portion of the Guaranteed Death Benefit Base for Special Funds, the Guaranteed Death Benefit Interest
         Rate is [7%] (compounded annually); and
(b) For any valuation period ending after the Contract Anniversary on which the Owner attains age [80], or after the Maximum
         Guaranteed Death Benefit has been reached, the Guaranteed
         Death Benefit Interest Rate is [0%].


SPECIAL FUNDS

Where used in this Contract, Special Funds are [the Liquid Asset Division, the Limited Maturity Bond Division, the Fixed Allocations and the Guaranteed Interest Division]. We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassification will apply to amounts transferred or otherwise added to such Division after the date of change. We may reduce the Mortality and Expense Risk Charge (if applicable) for that portion of the Contract invested in a Special Fund.

MAXIMUM GUARANTEED DEATH BENEFIT

The Maximum Guaranteed Death Benefit is equal to [three] times premium paid, reduced by the amount of any Partial Withdrawal Adjustments. The Maximum Guaranteed Death Benefit is allocated proportionally based on the Contract's allocation to Special and non-Special funds. Transfers and withdrawals will affect the allocation of the Maximum Guaranteed Death Benefit at the same proportion among the Special and non-Special Funds that they bear to the Accumulation Value transferred or withdrawn. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit Base.

SPECIAL AND PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. A Prorata Partial Withdrawal Adjustment will be made unless a Special Partial Withdrawal Adjustment applies to the component for the withdrawal. Special Partial Withdrawal Adjustments are made when partial withdrawals in any Contract Year do not exceed [7%] of the sum of cumulative premiums, but only if partial withdrawals in each prior year did not exceed [7%] of the sum of premiums paid prior to that year. The Special Partial Withdrawal Adjustment is equal to the amount of the Accumulation Value withdrawn.

GA-IA-1082                             3D4

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Special Partial Withdrawal Adjustments are applicable only in the calculation of the Maximum Guaranteed Death Benefit and the Guaranteed Death Benefit Base, and in all other cases withdrawals are treated as Prorata Partial Withdrawal Adjustments.

The Prorata Partial Withdrawal Adjustment to a Death Benefit component is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and (3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to the amounts in the Special and non-Special Funds.

CHANGE OF OWNER

A change of Owner from a sole Owner to a sole Owner (where there have never been multiple Owners designated) will result in recalculation of the Death Benefit, the Guaranteed Death Benefit, and the Maximum Guaranteed Death Benefit. If the new Owner's Attained Age at the time of the change is less than [80], the Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply. If the new Owner's Attained Age at the time of the change is [80] or greater, but not greater than [85]:
  (a) The Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit following the change will be zero; and
  (b) The Death Benefit will then be the greatest of:
      (1)  the Cash Surrender Value;
      (2)  the Accumulation Value; and
      (3)  the Minimum Death Benefit.

If ownership changes result in multiple Owners or if there has ever been multiple Owners, the Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit shall be set to zero. If the oldest Owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of (b) 1, (b) 2 or (b) 3 above.

If any Owner's or oldest multiple Owner's Attained Age is [86] or greater at the time of the change, the Guaranteed Death Benefit, the Minimum Death Benefit, and the Maximum Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.

When a change of Owner reduces the Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit to zero, there will be a reduction in the Mortality and Expense Risk Charge.

GA-IA-1082                             3D5

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
     (a) If the greater of (ii) and (iv) in the Death
         Benefit provision as of them date we receive due proof of death of the Owner minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate
         Account in the same proportion as the Accumulation Value in each Division bears to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.
     (b) The Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit will continue to apply, using the surviving spouse's age as the determining age.
     (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions of this Contract elects to continue the Contract as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
Distributions from a Contract funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20].

GA-IA-1082                             3D6

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|


OPTIONAL BENEFIT RIDERS - [None.]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

Minimum Fixed Allocation
The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

Minimum Guaranteed Interest Rate - [3%.]

Guarantee Periods
We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

Index Rate
The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.


GA-IA-1082                             3D7

                                  THE SCHEDULE
                                CHARGES AND FEES
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|
DEDUCTIONS FROM PREMIUMS

None

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
None

Administrative Charge
We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period.

At the time of deduction, this charge will be waived if:
  1.  The Accumulation Value is at least $100,000; or
  2.  The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge
Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

Surrender Charge
A Surrender Charge is imposed as a percentage of unliquidated premium if the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

Complete Years Elapsed                               Surrender
Since Premium Payment                                 Charges
---------------------                                ---------
        [0                                               6%
         1                                               5%
         2                                               4%
         3                                               3%
         4+                                              0%]


Surrender of the Contract is permitted at or before the commencement of Annuity Payments.


GA-IA-1082                             3E1

                                  THE SCHEDULE
                                CHARGES AND FEES
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions
Mortality and Expense Risk Charge - We deduct a charge from the assets in each
---------------------------------
Variable Separate Account Division on a daily basis of not more than [0.005535]% (equivalent to an annual maximum rate of [2.00]%) for mortality and expense risks. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

Asset Based Administrative Charge - We deduct a charge of not more than
---------------------------------
[0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

If elected by you, all charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].

GA-IA-1082                             3E2

                                  THE SCHEDULE
                               INCOME PLAN FACTORS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

  Fixed Period      Monthly    Fixed Period   Monthly    Fixed Period   Monthly
   of Years         Income      of Years      Income      of Years      Income


    [5            17.95             14          7.28           23         5.00
    6             15.18             15          6.89           24         4.85
    7             13.20             16          6.54           25         4.72
    8             11.71             17          6.24           26         4.60
    9             10.56             18          5.98           27         4.49
    10             9.64             19          5.74           28         4.38
    11             8.88             20          5.53           29         4.28
    12             8.26             21          5.33           30         4.19]
    13             7.73             22          5.16



                            TABLE FOR INCOME FOR LIFE

            Male/Female                Male/Female              Male/Female
Age       10 Years Certain           20 Years Certain           Refund Certain


[50         $4.06/3.83                 $3.96/3.77               $3.93/3.75
55           4.43/4.14                  4.25/4.05                4.25/4.03
60           4.90/4.56                  4.57/4.37                4.66/4.40
65           5.51/5.10                  4.90/4.73                5.12/4.83
70           6.26/5.81                  5.18/5.07                5.76/5.42
75           7.11/6.70                  5.38/5.33                6.58/6.19
80           7.99/7.70                  5.48/5.46                7.69/7.21
85           8.72/8.59                  5.52/5.51                8.72/8.59
90           9.23/9.18                  5.53/5.53             10.63/10.53]



GA-IA-1082                             3F

                                 THE SCHEDULE (RATCHET)
                                 CONTRACT FACTS
|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|
CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Division
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Contract Year.

To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:
  (1) Earnings;
  (2) The Free Amount;
  (3) Premium Payments made [four] or more years prior to the withdrawal; and
  (4) Premium Payments made less than [four] years prior to withdrawal.

Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

Conventional Partial Withdrawals
Minimum Withdrawal Amount: $100

The maximum amount that can be taken as a Conventional Partial Withdrawal each Contract Year without being considered an Excess Partial Withdrawal is the greater of:

     (1) Earnings (defined below) not previously withdrawn, but not less than zero; and
     (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.


GA-IA-1082                             3D1

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

Maximum Withdrawal Amounts:

 Variable Separate Account Divisions:   .833% of Premium Payments monthly,
                                        2.5% of Premium Payments
                                        quarterly or 10% of Premium Payments
                                        Annually.

     Fixed Allocations and
 Guaranteed Interest Divisions:         Interest earned on a Fixed Allocation
                                        or Guaranteed Interest
                                        Division for the prior month,
                                        quarter or year (depending on the
                                        frequency selected).

The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

IRA Partial Withdrawals for Qualified Plans Only
Partial Withdrawals may be taken from a Contract issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic
Partial Withdrawal option may be
subject to a Market Value Adjustment.

DEATH BENEFIT

The Death Benefit is the greatest of (i), (ii), (iii) and (iv) below, where:
  (i)   is the Accumulation Value;
  (ii)  is the Guaranteed Death Benefit;
  (iii) is the Cash Surrender Value; and
  (iv)  is the Minimum Death Benefit.

GA-IA-1082                             3D2

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

MINIMUM DEATH BENEFIT

The Minimum Death Benefit shall be the sum of the following:

     1.  The Accumulation Value allocated to Special Funds; and
     2.  Adjusted Premium for non-Special Funds.

Adjusted Premium for non-Special Funds shall mean all premium allocated to non-Special Funds, plus an adjustment for any amounts transferred to non-Special Funds, less a prorata adjustment for any amounts transferred or withdrawn from non-Special Funds. The amount of the prorata adjustment will equal (a) times (b) divided by (c), where (a) is the Adjusted Premium for non-Special Funds prior to the transfer or withdrawal; (b) is the Accumulation Value of the transfer or withdrawal; and (c) is the Accumulation Value allocated to non-Special Funds before the transfer or withdrawal. Adjusted Premium for Special Funds has the same definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds increase the Adjusted Premium for non-Special Funds by the lesser of the reduction of the Adjusted Premium for Special Funds and net Accumulation Value transferred. Transfers from non-Special Funds increase the Adjusted Premium for Special Funds by the reduction in the Adjusted Premium for non-Special Funds.

GUARANTEED DEATH BENEFIT

The Guaranteed Death Benefit for the Contract is equal to the sum of I and II below.
     I.  The Guaranteed Death Benefit Base for non-Special Funds.
     II. The Accumulation Value allocated to Special Funds.

On the Contract Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

(1) Start with the Guaranteed Death Benefit Base for non-Special Funds on the prior Valuation Date.
(2)      Add to (1) any additional premium allocated to the non-Special
         Funds during the current Valuation Period and adjustments for transfers from Special Funds during the current Valuation Period and subtract from (1) any adjustment for transfers to Special Funds during the current Valuation Period and any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken from non-Special Funds during the current Valuation Period.

(3) On a Valuation Date that occurs on or prior to the Owner's Attained Age [90], which is also a Contract Anniversary, we set the Guaranteed Death Benefit Base for non-Special Funds equal to the greater of (2) or the Accumulation Value allocated to non-Special Funds as of such date. On all other Valuation Dates, the Guaranteed Death
         Benefit Base for non-Special Funds is equal to (2).

The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

GA-IA-1082                             3D3

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit
Base for Special Funds and the net Accumulation Value transferred.

Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

SPECIAL FUNDS

Where used in this Contract, Special Funds are [the Liquid Asset Division, the Limited Maturity Bond Division, the Fixed Allocations and the Guaranteed Interest Division]. We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassification will apply to amounts transferred or otherwise added to such Division after the date of change. We may reduce the Mortality and Expense Risk Charge (if applicable) for that portion of the Contract invested in a Special Fund.

PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a Death Benefit component for a partial withdrawal is equal to
(1) divided by (2) multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and
(3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to amounts in the Special and non-Special Funds.

CHANGE OF OWNER

A change of Owner from a sole Owner to a sole Owner (where there have never been multiple Owners designated) will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the new Owner's Attained Age at the time of the change is less than [80], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision will apply. If the new Owner's Attained Age at the time of the change is [80] or greater, but not greater than [85]:

   (a) The Guaranteed Death Benefit following the change will be zero; and
   (b) The Death Benefit will then be the greatest of:
        (1)  the Cash Surrender Value;
        (2)  the Accumulation Value; and
        (3)  the Minimum Death Benefit.



GA-IA-1082                             3D4

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|


If ownership changes result in multiple Owners or if there has ever been multiple Owners, the Guaranteed Death Benefit shall be set to zero. If the oldest Owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of (b) 1, (b) 2 or (b) 3 above.

If any Owner's or oldest multiple Owner's Attained Age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.

When a change of Owner reduces the Guaranteed Death Benefit to zero, there will be a reduction in the Mortality and Expense Risk Charge.

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
    (a) If the greater of (ii) and (iv) in the Death Benefit provision as of the date we receive due proof of death of the Owner minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate
         Account in the same proportion as the Accumulation Value in each Division bears to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.

    (b) The Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit will continue to apply, using the surviving spouse's age as the determining age.

    (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions of this Contract elects to continue the Contract as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
Distributions from a Contract funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20].

GA-IA-1082                             3D5

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|


OPTIONAL BENEFIT RIDERS - [None.]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

Minimum Fixed Allocation
The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

Minimum Guaranteed Interest Rate - [3%.]

Guarantee Periods
We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

Index Rate
The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-IA-1082                             3D6

                                  THE SCHEDULE
                                CHARGES AND FEES
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

DEDUCTIONS FROM PREMIUMS

None

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
None

Administrative Charge
We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period.

At the time of deduction, this charge will be waived if: (1) The Accumulation Value is at least $100,000; or (2) The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge
Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

Surrender Charge
A Surrender Charge is imposed as a percentage of unliquidated premium if the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

          Complete Years Elapsed                     Surrender
           Since Premium Payment                      Charges
          ----------------------                     ---------
                     [0                                  6%
                     1                                   5%
                     2                                   4%
                     3                                   3%
                     4+                                 0%]


Surrender of the Contract is permitted at or before the commencement of Annuity Payments.


GA-IA-1082                             3E1

                                  THE SCHEDULE
                                CHARGES AND FEES
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions
Mortality and Expense Risk Charge - We deduct a charge from the assets in each
---------------------------------
Variable Separate Account Division on a daily basis of not more that [0.005255] % (equivalent to an annual maximum rate of [1.90]%) for mortality and expense risks. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

Asset Based Administrative Charge - We deduct a charge of not more than
---------------------------------
[0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

If elected by you, all charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].


GA-IA-1082                             3E2

                                  THE SCHEDULE
                                INCOME PLAN FACTORS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

 Fixed Period   Monthly    Fixed Period      Monthly   Fixed Period    Monthly
     of Years    Income        of Years       Income       of Years     Income


   [5           17.95           14           7.28           23          5.00
   6            15.18           15           6.89           24          4.85
   7            13.20           16           6.54           25          4.72
   8            11.71           17           6.24           26          4.60
   9            10.56           18           5.98           27          4.49
   10             9.64          19           5.74           28          4.38
   11             8.88          20           5.53           29          4.28
   12             8.26          21           5.33           30         4.19]
   13             7.73          22           5.16



                            TABLE FOR INCOME FOR LIFE

                 Male/Female           Male/Female               Male/Female
 Age        10 Years Certain      20 Years Certain            Refund Certain


[50              $4.06/3.83            $3.96/3.77                $3.93/3.75
55                4.43/4.14             4.25/4.05                 4.25/4.03
60                4.90/4.56             4.57/4.37                 4.66/4.40
65                5.51/5.10             4.90/4.73                 5.12/4.83
70                6.26/5.81             5.18/5.07                 5.76/5.42
75                7.11/6.70             5.38/5.33                 6.58/6.19
80                7.99/7.70             5.48/5.46                 7.69/7.21
85                8.72/8.59             5.52/5.51                 8.72/8.59
90                9.23/9.18             5.53/5.53              10.63/10.53]



GA-IA-1082                             3F

                                 THE SCHEDULE (BASE)
                                 CONTRACT FACTS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Division
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Contract Year.

To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:
   (1) Earnings;
   (2) The Free Amount;
   (3) Premium Payments made [four] or more years prior to the withdrawal; and
   (4) Premium Payments made less than [four] years prior to withdrawal.

Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

Conventional Partial Withdrawals
Minimum Withdrawal Amount:      $100

The maximum amount that can be taken as a Conventional Partial Withdrawal each Contract Year without being considered an Excess Partial Withdrawal is the greater of:

     (1) Earnings (defined below) not previously withdrawn, but not less than zero; and
     (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

GA-IA-1082                             3D1

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|


Systematic Partial Withdrawals
Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

Maximum Withdrawal Amounts:

 Variable Separate Account Divisions:  .833% of Premium Payments monthly, 2.5%
                                       of Premium Payments
                                       quarterly or 10% of Premium Payments
                                       Annually.

 Fixed Allocations and
 Guaranteed Interest Divisions:        Interest earned on a Fixed Allocation
                                       or Guaranteed Interest
                                       Division for the prior month,
                                       quarter or year (depending on the
                                       frequency selected).

The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

IRA Partial Withdrawals for Qualified Plans Only
Partial Withdrawals may be taken from a Contract issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic
Partial Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

The Death Benefit is the greatest of (i) and (ii) below, where:
     (i)   is the Accumulation Value; and
     (ii)  is the Cash Surrender Value.





GA-IA-1082                             3D2

                             THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|


SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, on any subsequent surrender, Surrender Charges applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
Distributions from a Contract funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20].

GA-IA-1082                             3D3

                           THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

OPTIONAL BENEFIT RIDERS - [None]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

Minimum Fixed Allocation
The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

Minimum Guaranteed Interest Rate - [3%.]
Guarantee Periods

We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

Index Rate
The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-IA-1082                             3D4

                                  THE SCHEDULE
                                CHARGES AND FEES
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|


DEDUCTIONS FROM PREMIUMS

None

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge

None

Administrative Charge
We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period.

At the time of deduction, this charge will be waived if: (1) The Accumulation Value is at least $100,000; or (2) The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge
Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

Surrender Charge
A Surrender Charge is imposed as a percentage of unliquidated premium if the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

          Complete Years Elapsed                     Surrender
           Since Premium Payment                      Charges
           ---------------------                     ---------
                     [0                                  6%
                     1                                   5%
                     2                                   4%
                     3                                   3%
                     4+                                 0%]


Surrender of the Contract is permitted at or before the commencement of Annuity Payments.


GA-IA-1082                             3E1

                                  THE SCHEDULE
                                CHARGES AND FEES
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions
Mortality and Expense Risk Charge - We deduct a charge from the assets in each
---------------------------------
Variable Separate Account Division on a daily basis of not more that [0.004280] % (equivalent to an annual maximum rate of [1.55]%) for mortality and expense risks. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

Asset Based Administrative Charge - We deduct a charge of not more than
---------------------------------
[0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

If elected by you, all charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].

GA-IA-1082                             3E2

                                  THE SCHEDULE
                                INCOME PLAN FACTORS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

  Fixed Period  Monthly    Fixed Period   Monthly   Fixed Period     Monthly
      of Years   Income        of Years    Income       of Years      Income


    [5           17.95           14        7.28           23           5.00
    6            15.18           15        6.89           24           4.85
    7            13.20           16        6.54           25           4.72
    8            11.71           17        6.24           26           4.60
    9            10.56           18        5.98           27           4.49
    10            9.64           19        5.74           28           4.38
    11            8.88           20        5.53           29           4.28
    12            8.26           21        5.33           30          4.19]
    13            7.73           22        5.16



                            TABLE FOR INCOME FOR LIFE

                   Male/Female             Male/Female             Male/Female
  Age         10 Years Certain        20 Years Certain          Refund Certain


[50               $4.06/3.83              $3.96/3.77              $3.93/3.75
55                 4.43/4.14               4.25/4.05               4.25/4.03
60                 4.90/4.56               4.57/4.37               4.66/4.40
65                 5.51/5.10               4.90/4.73               5.12/4.83
70                 6.26/5.81               5.18/5.07               5.76/5.42
75                 7.11/6.70               5.38/5.33               6.58/6.19
80                 7.99/7.70               5.48/5.46               7.69/7.21
85                 8.72/8.59               5.52/5.51               8.72/8.59
90                 9.23/9.18               5.53/5.53            10.63/10.53]



GA-IA-1082                             3F

                                 THE SCHEDULE (COMBO DB)
                                 CONTRACT FACTS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|
CONTRACT FACTS

Contract Processing Date
The Contract Processing Date for your Contract is [April 1] of each year.

Specially Designated Division
When a distribution is made from an investment portfolio underlying a Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

The maximum amount that can be withdrawn each Contract Year without being considered an Excess Partial Withdrawal is described below. We will collect a Surrender Charge for Excess Partial Withdrawals and a charge for any unrecovered Premium Taxes. In no event may a Partial Withdrawal be greater than 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Contract in force.

Systematic Partial Withdrawals and Conventional Partial Withdrawals may not be taken in the same Contract Year.

To determine the Surrender Charge on Excess Partial Withdrawals, the withdrawals will occur in the following order:
     (1) Earnings;
     (2) The Free Amount;
     (3) Premium Payments made [four] or more years prior to the withdrawal; and
     (4) Premium Payments made less than [four] years prior to withdrawal.

Earnings and Free Amounts are not treated as withdrawals of Premium Payments for purposes of calculating any Surrender Charge.

Conventional Partial Withdrawals
Minimum Withdrawal Amount:      $100

The maximum amount that can be taken as a Conventional Partial Withdrawal each Contract Year without being considered an Excess Partial Withdrawal is the greater of:

   (1) Earnings (defined below) not previously withdrawn, but not less than zero; and
   (2) The Free Amount, equal to 10% of Premium Payments not previously withdrawn, which were received within [four] years prior to the date of withdrawal.

Earnings are equal to the Accumulation Value, less Premium Payments, plus prior withdrawals.

Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

GA-IA-1082                             3D1

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Systematic Partial Withdrawals
Systematic Partial Withdrawals may be elected to commence after 28 days from the Contract Issue Date and may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used.

Maximum Withdrawal Amounts:

  Variable Separate Account Divisions:   .833% of Premium Payments monthly,
                                          2.5% of Premium Payments
                                          quarterly or 10% of Premium Payments
                                          annually.
  Fixed Allocations and
  Guaranteed Interest Divisions:         Interest earned on a Fixed Allocation
                                         or Guaranteed Interest Division
                                         for the prior month, quarter or year
                                         (depending on the frequency
                                         selected).

The Maximum Withdrawal Amount available as a Systematic Partial Withdrawal is 10% of Premium Payments not previously withdrawn. Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment. A Systematic Partial Withdrawal in excess of Earnings and the Free Amount may be subject to a Surrender Charge.

IRA Partial Withdrawals for Qualified Plans Only
Partial Withdrawals may be taken from a Contract issued as an IRA on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Contract Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic
Partial Withdrawal option may be subject to a Market Value Adjustment.

DEATH BENEFIT

The Death Benefit is the greatest of (i), (ii), (iii), (iv) and (v) below, where:
   (i)      is the Accumulation Value;
   (ii)     is the lesser of (a) and (b) where (a) is the Guaranteed
            Death Benefit, and (b) is the Maximum Guaranteed Death Benefit;
   (iii)    is the Cash Surrender Value;
   (iv)     is the Minimum Death Benefit; and
   (v)      the Alternate Guaranteed Death Benefit.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit shall be the sum of the following:

    1.   The Accumulation Value allocated to Special Funds; and
    2.   Adjusted Premium for non-Special Funds.

GA-IA-1082                             3D2

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Adjusted Premium for non-Special Funds shall mean all premium allocated to non-Special Funds, plus an adjustment for any amounts transferred to non-Special Funds, less a prorata adjustment for any amounts transferred or withdrawn from non-Special Funds. The amount of the prorata adjustment will equal (a) times (b) divided by (c), where: (a) is the Adjusted Premium for non-Special Funds prior to the transfer or withdrawal; (b) is the Accumulation Value of the transfer or withdrawal; and (c) is the Accumulation Value allocated to non-Special Funds before the transfer or withdrawal. Adjusted Premium for Special Funds has the same definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds increase the Adjusted Premium for non-Special Funds by the lesser of the reduction of the Adjusted Premium for Special Funds and net Accumulation Value transferred. Transfers from non-Special Funds increase the Adjusted Premium for Special Funds by the reduction in the Adjusted Premium for non-Special Funds.

GUARANTEED DEATH BENEFIT

The Guaranteed Death Benefit for the Contract is equal to the sum of I and II below.
    I.   The Guaranteed Death Benefit Base for non-Special Funds.
   II.   The Accumulation Value allocated to Special Funds.

On the Contract Date, the Guaranteed Death Benefit Base for non-Special Funds is the initial premium, if applicable, allocated to non-Special Funds. On subsequent Valuation Dates, the Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

   (1) Start with the Guaranteed Death Benefit Base for non-Special Funds on the prior Valuation Date.
   (2) Calculate interest on (1) for the current Valuation Period at the Guaranteed Death Benefit Interest Rate for non-Special Funds.
   (3)  Add (1) and (2).
   (4) Add to (3) any additional premiums allocated to non-Special Funds during the current Valuation Period.
   (5) Add to (or subtract from) (4) adjustments for transfers from (to) Special Funds made during the Valuation Period.
   (6) Subtract from (5) the amount of any Special Partial Withdrawal Adjustments and Prorata Partial Withdrawal Adjustments for any partial withdrawals made from non-Special Funds during the current Valuation Period.

The Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds to non-Special Funds will reduce the Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.

GA-IA-1082                             3D3

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Transfers from non-Special Funds to Special Funds will reduce the Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Guaranteed Death Benefit Base for Special Funds will equal the reduction in Guaranteed Death Benefit Base for non-Special Funds.

GUARANTEED DEATH BENEFIT INTEREST RATE

The Guaranteed Death Benefit Interest Rate is [7%] compounded annually, except:

   (a) For any portion of the Guaranteed Death Benefit Base for Special Funds, the Guaranteed Death Benefit Interest
        Rate is [7%] (compounded annually); and
   (b) For any valuation period ending after the Contract Anniversary on which the Owner attains age [80], or after the Maximum Guaranteed Death Benefit has been reached, the Guaranteed Death Benefit Interest Rate is [0%].

SPECIAL FUNDS

Where used in this Contract, Special Funds are [the Liquid Asset Division, the Limited Maturity Bond Division, the Fixed Allocations and the Guaranteed Interest Division]. We may add newly available Divisions as Special Funds. We may also reclassify an existing Division as a Special Fund or remove such designation upon 30 days notice to you. Such reclassification will apply to amounts transferred or otherwise added to such Division after the date of change. We may reduce the Mortality and Expense Risk Charge (if applicable) for that portion of the Contract invested in a Special Fund.

MAXIMUM GUARANTEED DEATH BENEFIT

The Maximum Guaranteed Death Benefit is equal to [three] times premium paid, reduced by the amount of any Partial Withdrawal Adjustments. The Maximum Guaranteed Death Benefit is allocated proportionally based on the Contract's allocation to Special and non-Special funds. Transfers and withdrawals will affect the allocation of the Maximum Guaranteed Death Benefit at the same proportion among the Special and non-Special Funds that they bear to the Accumulation Value transferred or withdrawn. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit Base.

SPECIAL AND PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. A Prorata Partial Withdrawal Adjustment will be made unless a Special Partial Withdrawal Adjustment applies to the component for the withdrawal. Special Partial Withdrawal Adjustments are made when partial withdrawals in any Contract Year do not exceed [7%] of the sum of cumulative premiums, but only if partial withdrawals in each prior year did not exceed [7%] of the sum of premiums paid prior to that year. The Special Partial Withdrawal Adjustment is equal to the amount of the Accumulation Value withdrawn.

GA-IA-1082                             3D4

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Special Partial Withdrawal Adjustments are applicable only in the calculation of the Maximum Guaranteed Death Benefit and the Guaranteed Death Benefit Base, and in all other cases withdrawals are treated as Prorata Partial Withdrawal Adjustments.

The Prorata Partial Withdrawal Adjustment to a Death Benefit component is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn; (2) is the Accumulation Value immediately prior to withdrawal; and
(3) is the amount of the applicable Death Benefit component immediately prior to the withdrawal. Separate adjustments will apply to the amounts in the Special and non-Special Funds.

ALTERNATE GUARANTEED DEATH BENEFIT

The Alternate Guaranteed Death Benefit for the Contact is equal to the sum of I and II below.
     I.  The Alternate Guaranteed Death Benefit Base for non-Special Funds.
     II. The Accumulation Value allocated to Special Funds.

On the Contract Date, the Alternate Guaranteed Death Benefit Base for non-Special Funds is the initial premium allocated to non-Special Funds. On subsequent Valuation Dates, the Alternate Guaranteed Death Benefit Base for non-Special Funds is calculated as follows:

   (1) Start with the Alternate Guaranteed Death Benefit Base for non-Special Funds from the prior Valuation Date.
   (2) Add to (1) any additional premium allocated to the non-Special Funds during the current Valuation Period and adjustments for transfers from Special Funds during the current Valuation Period and subtract from (1) any adjustment for transfers to Special Funds during the current Valuation Period and any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken from non-Special Funds during the current Valuation Period.
   (3) On a Valuation Date that occurs on or prior to the Owner's Attained Age [90], which is also a Contract Anniversary, we set the Alternate Guaranteed Death Benefit Base for non-Special Funds equal to the greater of (2) or the Accumulation Value as of such date. On all other Valuation Dates, the Alternate Guaranteed Death Benefit Base for non-Special Funds is equal to (2).

The Alternate Guaranteed Death Benefit Base for Special Funds has a corresponding definition, but with respect to amounts allocated to Special Funds.

Transfers from Special Funds to non-Special Funds will reduce the Alternate Guaranteed Death Benefit Base for Special Funds on a prorata basis. The resulting increase in the Alternate Guaranteed Death Benefit Base for non-Special Funds will equal the lesser of the reduction in the Alternate Guaranteed Death Benefit Base for Special Funds and the net Accumulation Value transferred.

GA-IA-1082                             3D5

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Transfers from non-Special Funds to Special Funds will reduce the Alternate Guaranteed Death Benefit Base for non-Special Funds on a prorata basis. The resulting increase in the Alternate Guaranteed Death Benefit Base for Special Funds will equal the reduction in Alternate Guaranteed Death Benefit Base for non-Special Funds.

CHANGE OF OWNER

A change of Owner from a sole Owner to a sole Owner (where there have never been multiple Owners designated) will result in recalculation of the Death Benefit, the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit. If the new Owner's Attained Age at the time of the change is less than [80], the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply. If the new Owner's Attained Age at the time of the change is [80] or greater, but not greater than [85]:
     (a) The Guaranteed Death Benefit, the Alternate Guaranteed Death
         Benefit and the Maximum Guaranteed Death Benefit following the change will be zero; and
     (b) The Death Benefit will then be the greatest of:
         1) the Cash Surrender Value;
         2) the Accumulation Value; and
         3) the Minimum Death Benefit.

If ownership changes result in multiple Owners or if there has ever been multiple Owners, the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit shall be set to zero. If the oldest Owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of (b) 1, (b) 2 or (b) 3 above.

If any Owner's or oldest multiple Owner's Attained Age is [86] or greater at the time of the change, the Guaranteed Death Benefit, the Minimum Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit will be zero, and the Death Benefit will then be the Cash Surrender Value.

When a change of Owner reduces the Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit and the Maximum Guaranteed Death Benefit to zero, there will be a reduction in the Mortality and Expense Risk Charge.

GA-IA-1082                             3D6

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

SPOUSAL CONTINUATION UPON DEATH OF OWNER

If at the Owner's death, the surviving spouse of the deceased Owner is the Beneficiary and such surviving spouse elects to continue the Contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
    (a) If the greater of (ii), (iv), and (v) in the Death Benefit provision as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero, we will add such difference to the Accumulation Value. Such addition will be allocated to the Divisions of the Separate Account in the same proportion as the Accumulation Value in each Division bears to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Asset Division, or its successor.
    (b) The Guaranteed Death Benefit, the Alternate Guaranteed Death Benefit, the Minimum Death Benefit, and the Maximum Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.
    (c) At subsequent surrender, any Surrender Charge applicable to premiums paid prior to the date we receive due proof of death of the Owner will be waived. Any premiums paid later will be subject to any applicable Surrender Charge.

This addition to Accumulation Value is available only to the spouse of the Owner as of the date of death of the Owner if such spouse under the provisions of this Contract elects to continue the Contract as their own.

CHOOSING AN INCOME PLAN

Required Date of Annuity Commencement
Distributions from a Contract funding a qualified plan must commence no later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. Otherwise, the Annuity Commencement Date may be no later than the same date as the Contract Processing Date in the month following the Annuitant's 90th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us. If, on the Annuity Commencement Date, a Surrender Charge remains, your elected Annuity Option must include a period certain of at least five years duration.

Minimum Annuity Income Payment
The minimum monthly annuity income payment that we will make is [$20].

GA-IA-1082                             3D7

                                  THE SCHEDULE
                           CONTRACT FACTS (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

OPTIONAL BENEFIT RIDERS - [None.]

ATTAINED AGE

The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Contract Date.

RESTRICTED FUNDS - [None]

FIXED ACCOUNT

Minimum Fixed Allocation
The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

Minimum Guaranteed Interest Rate - [3%.]

Guarantee Periods
We currently offer Guarantee Periods of [1, 3, 5, 7 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Contract Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

Index Rate
The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-IA-1082                             3D8

                                  THE SCHEDULE
                                CONTRACT FEES
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|
DEDUCTIONS FROM PREMIUMS

None

DEDUCTIONS FROM ACCUMULATION VALUE

Initial Administrative Charge
None

Administrative Charge
We charge a maximum of $30 to cover a portion of our ongoing administrative expenses for each Contract Processing Period. The charge is incurred at the beginning of the Contract Processing Period and deducted on the Contract Processing Date at the end of the period.

At the time of deduction, this charge will be waived if: (1) The Accumulation Value is at least $100,000; or (2) The sum of premiums paid to date is at least $100,000.

Excess Allocation Charge
Currently none, however, we reserve the right to charge $25 for a change if you make more than twelve allocation changes per Contract Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

Surrender Charge
A Surrender Charge is imposed as a percentage of unliquidated premium if the Contract is surrendered or an Excess Partial Withdrawal is taken. The percentage imposed at time of surrender or Excess Partial Withdrawal depends on the number of complete years that have elapsed since a Premium Payment was made. The Surrender Charge expressed as a percentage of each Premium Payment is as follows:

       Complete Years Elapsed                     Surrender
       Since Premium Payment                       Charges
       ---------------------                      --------
                 [0                                  6%
                  1                                  5%
                  2                                  4%
                  3                                  3%
                 4+                                  0%]


Surrender of the Contract is permitted at or before the commencement of Annuity Payments.

GA-IA-1082                             3E1

                                  THE SCHEDULE
                                 CHARGES AND FEES (continued)
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Premium Taxes
We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. An Excess Partial Withdrawal will result in the deduction of any Premium Tax then due us on such amount. We reserve the right to change the amount we charge for Premium Tax charges on future Premium Payments to conform with changes in the law or if the Owner changes state of residence.

Deductions from the Divisions

Mortality and Expense Risk Charge - We deduct a charge from the assets in each
---------------------------------
Variable Separate Account Division on a daily basis of not more than [0.005815]% (equivalent to an annual maximum rate of [2.10]%) for mortality and expense risks. The charge is not deducted from the Fixed Account or General Account Accumulation Values.

Asset Based Administrative Charge - We deduct a charge of not more than
---------------------------------
[0.000411]% of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual maximum rate of [0.15]%) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account Accumulation Values.

CHARGE DEDUCTION DIVISION

If elected by you, all charges against the Accumulation Value in this Contract will be deducted from the [Liquid Asset Division].

GA-IA-1082                             3E2

                                  THE SCHEDULE
                                 INCOME PLAN FACTORS
------------------------------------------------------------------------------

|-----------------------------------------------------------------------------|
|Annuitant                Owner                                               |
|[THOMAS J. DOE]          [JOHN Q. DOE]                                       |
|                                                                             |
|-----------------------------------------------------------------------------|
|Initial Premium           Annuity Option            Annuity Commencement Date|
|[$10,000]                 [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2026]        |
|-----------------------------------------------------------------------------|
|Separate Account(s)                                 Contract Number          |
|[SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]          [123456]                 |
|-----------------------------------------------------------------------------|

Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

  Fixed Period   Monthly     Fixed Period    Monthly   Fixed Period    Monthly
      of Years    Income         of Years     Income       of Years     Income


    [5             17.95            14         7.28           23          5.00
    6              15.18            15         6.89           24          4.85
    7              13.20            16         6.54           25          4.72
    8              11.71            17         6.24           26          4.60
    9              10.56            18         5.98           27          4.49
    10              9.64            19         5.74           28          4.38
    11              8.88            20         5.53           29          4.28
    12              8.26            21         5.33           30          4.19]
    13              7.73            22         5.16



                            TABLE FOR INCOME FOR LIFE

                    Male/Female           Male/Female            Male/Female
  Age          10 Years Certain      20 Years Certain         Refund Certain


[50                $4.06/3.83            $3.96/3.77             $3.93/3.75
55                  4.43/4.14             4.25/4.05              4.25/4.03
60                  4.90/4.56             4.57/4.37              4.66/4.40
65                  5.51/5.10             4.90/4.73              5.12/4.83
70                  6.26/5.81             5.18/5.07              5.76/5.42
75                  7.11/6.70             5.38/5.33              6.58/6.19
80                  7.99/7.70             5.48/5.46              7.69/7.21
85                  8.72/8.59             5.52/5.51              8.72/8.59
90                  9.23/9.18             5.53/5.53           10.63/10.53]





GA-IA-1082                             3F1